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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934


Date of Report:                            August 14, 1997

Exact name of registrant
as specified in its charter:               BELL ATLANTIC CORPORATION

Commission File No.:                       1-8606

State of Incorporation:                    Delaware

IRS Employer Identification No.:           23-2259884

Address of principal
executive offices:                         1095 Avenue of the Americas
                                           New York, New York
Zip Code                                   10036

Registrant's telephone number,
including area code:                       (212) 395-2121

Former name or former address,
if changed since last report:              1717 Arch Street
                                           Philadelphia, Pennsylvania
                                           19103
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Item 1.        Not applicable.

Item 2.        Acquisition or Disposition of Assets.

          On August 14, 1997, Bell Atlantic Corporation ("Bell Atlantic"), a Delaware corporation, and NYNEX Corporation ("NYNEX"), a Delaware corporation, consummated a merger (the "Merger") whereby Bell Atlantic Merger Venture, Inc. ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of Bell Atlantic, was merged with and into NYNEX pursuant to an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 21, 1996, as amended and restated as of July 2, 1996, by and between NYNEX and Bell Atlantic and to which Merger Sub also became a party. As a result of the Merger, NYNEX has become a wholly-owned subsidiary of Bell Atlantic.

          Prior to the Merger the assets of NYNEX, through NYNEX's subsidiaries (including, principally, New York Telephone Company and New England Telephone and Telegraph Company), were used to provide a broad range of telecommunications and telecommunications-related services. Bell Atlantic intends to continue such uses for the assets of NYNEX.

          Pursuant to the terms of the Merger Agreement, each issued and outstanding share of common stock, par value $1.00 per share, of NYNEX ("NYNEX Common Stock") was converted into the right to receive .768 shares of common stock, par value $0.10 per share, of Bell Atlantic ("Bell Atlantic Common Stock"). Bell Atlantic will issue approximately 350,210,127 shares of Bell Atlantic Common Stock in exchange for the shares of NYNEX Common Stock. In addition, each option to purchase NYNEX Common Stock outstanding under NYNEX's stock option plans was converted into an option to purchase the number of shares of Bell Atlantic Common Stock equal to the number of shares of NYNEX Common Stock subject to such option multiplied by the exchange ratio for the Merger, and the associated exercise price was adjusted accordingly.

          Pursuant to the Merger Agreement, the Board of Directors of Bell Atlantic (the "Board") was expanded from 15 to 22 members. Four members of the pre-Merger Board of Bell Atlantic, William W. Adams, William O. Albertini,
Thomas E. Bolger and Frank C. Carlucci, resigned from the Board effective upon completion of the Merger. Richard L. Carrion, Lodewijk J.R. de Vink, Stanley P. Goldstein, Helene L. Kaplan, Elizabeth T. Kennan, Hugh B. Price, Frederic V. Salerno, Ivan G. Seidenberg, Walter V. Shipley, John R. Stafford and Morrison DeS. Webb, all of whom were directors or officers of NYNEX prior to the Merger,
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have been elected to the Board to fill the vacancies resulting from the increase in Board size and such resignations.

          At the time of the Merger, Bell Atlantic entered into employment agreements with each of Raymond W. Smith and Ivan G. Seidenberg in substantially the forms previously agreed to by Bell Atlantic and NYNEX, as provided in the Merger Agreement. Mr. Smith remains Chairman of the Board and Chief Executive Officer of Bell Atlantic, and Mr. Seidenberg, who was Chairman and Chief Executive Officer of NYNEX prior to the Merger, is now Vice Chairman, President and Chief Operating Officer of Bell Atlantic.

Items 3-4.     Not applicable.

Item 5.        Other Events.

          All information concerning NYNEX which has been filed with the Securities and Exchange Commission as part of NYNEX's Annual Report on Form 10-K (File No. 1-8608) for the year ended December 31, 1996, and all other reports filed by NYNEX pursuant to the Securities Exchange Act of 1934 since the end of the fiscal year covered by such report, are incorporated herein by reference.

Item 6.   Not applicable.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a) Financial Statements of Businesses Acquired.

          The (i) consolidated audited balance sheet of NYNEX as of December 31, 1995 and 1996 and (ii) consolidated statements of income and cash flows of NYNEX for the fiscal years ended December 31, 1994, 1995 and 1996 have been filed with the Securities and Exchange Commission (the "SEC") as part of NYNEX's Annual Report on Form 10-K, dated March 27, 1997 (File No. 1-8608), and are incorporated herein by reference.

          The (iii) unaudited consolidated balance sheet of NYNEX as of June 30, 1997 and (iv) unaudited consolidated statements of income and cash flows of NYNEX for the six months ended June 30, 1996 and 1997 have been filed with the SEC as part of NYNEX's Quarterly Report on Form 10-Q, filed August 6, 1997 (File No. 1-8608), and are incorporated herein by reference.

          (b) Pro Forma Financial Information.

          (i) Pro forma combined condensed statements of income of Bell Atlantic and NYNEX for the six months ended June 30, 1997 and 1996, and the years ended December 31, 1996, 1995 and 1994 and (ii) the pro forma combined condensed balance sheet of Bell Atlantic and NYNEX as of June 30, 1997 (to be filed in an amendment to this Form 8-K as soon as practicable, but not later than 75 days after the date of consummation of the Merger).

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          (c) Exhibits.

          2.1 Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 21, 1996, as amended and restated on July 2, 1996, by and between NYNEX Corporation and Bell Atlantic Corporation (incorporated by reference to Exhibit 2 to Bell Atlantic's Registration Statement on Form S-4
               No. 333-11573).

          3(i) Restated Certificate of Incorporation of Bell Atlantic.

          3(ii)Bylaws of Bell Atlantic.

          23.1 Consent of Coopers & Lybrand L.L.P.

          99.1 Press Release, dated August 15, 1997, issued by Bell Atlantic.

          99.2 Consolidated audited balance sheet of NYNEX as of December 31, 1995 and 1996 and consolidated statements of income and cash flows of NYNEX for the fiscal years ended December 31, 1994, 1995 and 1996 (incorporated by reference to NYNEX's Annual Report on Form 10-K, dated March 27, 1997).

          99.3 Unaudited consolidated balance sheet of NYNEX as of June 30, 1997 and unaudited consolidated statements of income and cash flows of NYNEX for the six months ended June 30, 1996 and 1997 (incorporated by reference to NYNEX's Quarterly Report on Form 10-Q, filed August 6, 1997).

Items 8-9.     Not applicable.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BELL ATLANTIC CORPORATION

                                                      /s/ Ellen C. Wolf
                                                 By:  ________________________
                                                      Ellen C. Wolf
                                                      Vice President-Treasurer


Date: August 15, 1997

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File No. 1-8606


INDEX TO EXHIBITS

Exhibit
-------

Exhibit 2.1   Amended and Restated Agreement and    Incorporated
              Plan of Merger (the "Merger           herein by
              Agreement"), dated as of April 21, reference to 1996, as amended and restated on Exhibit 2 to
              July 2, 1996, by and between NYNEX    Bell
              Corporation and Bell Atlantic         Atlantic's
              Corporation                           Registration
                                                    Statement on
                                                    Form S-4 No.
                                                    333-11573.

Exhibit 3(i)  Restated Certificate of
              Incorporation of Bell Atlantic
              Corporation

Exhibit 3(ii) Bylaws of Bell Atlantic
              Corporation

Exhibit 23.1  Consent of Coopers & Lybrand
              L.L.P.

Exhibit 99.1  Press Release, dated
              August 15, 1997, issued by Bell
              Atlantic Corporation.

Exhibit 99.2  Consolidated audited balance sheet    Incorporated
              of NYNEX Corporation as of            herein by
              December 31, 1995 and 1996 and        reference to
              consolidated statements of income     NYNEX
              and cash flows of NYNEX               Corporation's
              Corporation for the fiscal years      Annual Report
              ended December 31, 1994, 1995 and     on Form 10-K,
              1996                                  dated March
                                                    27, 1997.

Exhibit 99.3  Unaudited consolidated balance        Incorporated
              sheet of NYNEX Corporation as of      herein by
              June 30, 1997 and unaudited           reference to
              consolidated statements of income     NYNEX
              and cash flows of NYNEX Corporation   Corporation's
              for the six months ended June 30,     Quarterly Report
              1996 and 1997                         on Form 10-Q,
                                                    filed August
                                                    6, 1997.